File No. 811-2918

Rule 497(e)

DUPREE MUTUAL FUNDS

TAX-EXEMPT MUNICIPAL BOND FUNDS

Alabama Tax-Free Income Series-DUALX

Kentucky Tax-Free Income Series-KYTFX

Kentucky Tax-Free Short-to-Medium Series-KYSMX

Mississippi Tax-Free Income Series-DUMSX

North Carolina Tax-Free Income Series-NTFIX

North Carolina Tax-Free Short-to-Medium Series-NTSMX

Tennessee Tax-Free Income Series-TNTIX

Tennessee Tax-Free Short-to-Medium Income Series-TTSMX

TAXABLE MUNICIPAL BOND FUND

Taxable Municipal Bond Series-DUTMX

GOVERNMENT BOND FUND

Intermediate Government Bond Series-DPIGX

Statement of Additional Information Supplement Dated February 28, 2014

The information in this Supplement updates and amends certain information contained in the Statement of Additional Information (SAI) for each Fund dated November 1, 2013, and should be read in conjunction with any such SAI

Effective immediately, the following information replaces and amends the paragraphs on page 37 of the SAI under the title “Indiana Tax Information”:

Indiana Tax Information

For residents of Indiana, effective January 1, 2012, dividends distributed by the tax-free municipal bond funds may be subject to Indiana state income and/or ad valorem taxes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Indiana income tax purposes as they have for federal income tax purposes.

The dividends we distribute from the Intermediate Government Bond Series and Taxable Municipal Bond Series do not qualify as “exempt interest dividends” for federal income tax purposes. For residents of Indiana, dividends paid by these funds may also be subject to state income and/or ad valorem taxes.

No representation is made as to the tax implications of an Indiana corporation or other entity.

Always consult with your tax adviser for more details how investment in our funds may affect your tax liability.

Please retain this Supplement for future reference.